                                    UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 1, 2014

                             WESTPORT FUTURES FUND L.P.
             (Exact name of registrant as specified in its charter)

   New York                        0-24111                              13-3939393
--------------                     ------------------                     ------------------
(State or other            (Commission File                 (IRS Employer
jurisdiction of              Number)                                Identification No.)
incorporation)

                        c/o Ceres Managed Futures LLC
                         522 Fifth Avenue - 14th Floor
                               New York, NY 10036

              (Address and Zip Code of principal executive offices)

Registrant's telephone number, including area code: (855)672-4468
                                                    --------------

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

Item 3.02  UNREGISTERED SALES OF EQUITY SECURITIES.

     On February 1, 2014,  the registrant issued  291.0610 units of limited  partnership interest  ("Units") in exchange for $284,000 in a transaction  that was not  registered under the Securities Act.  The Units were issued in reliance upon applicable  exemptions from registration  under Section 4(2) of the Act and Section 506 of Regulation D promulgated thereunder.

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                 WESTPORT FUTURES FUND L.P.

                 By: Ceres Managed Futures LLC
             General Partner

                 By /s/ Alper Daglioglu
                    ------------------------------------------
                        Alper Daglioglu
                        President

Date: February 5, 2014